Loan No. 98-674

                                                              October 14, 1998



Heller Financial, Inc.
500 West Monroe Street
30th Floor
Chicago, IL 60661

         Re:      $12,250,000   Loan  ("Loan")  from  Heller   Financial,   Inc.
                  ("Lender") to The PDL Business Trust, a Delaware business trust ("Borrower")

Ladies and Gentlemen:

                  Reference is hereby made to the above-referenced Loan evidenced by that certain Fixed Rate Program Promissory Note Secured by Mortgage of even date herewith made by Borrower to the order of Lender ("Note") and secured by, among other things, that certain Ground Leasehold Mortgage, Assignment of Rents and Security Agreement and Fixture Filing of even date herewith ("Mortgage"). All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Note and/or the Mortgage.

                  Brookdale Living Communities of New Mexico-SF, Inc. ("Operator") is concurrently herewith entering into a lease of the Property from Borrower, pursuant to which Operator will operate, manage and maintain the
Property. Operator is a wholly-owned subsidiary of the undersigned and has guaranteed repayment of the Loan pursuant to a certain Guaranty of even date herewith (the "Guaranty"). Said Guaranty is secured by a mortgage against the interest of Operator in the Property under the aforesaid lease (the "Sub-Leasehold Mortgage"). It is in the direct financial interest and to the benefit of Parent to execute and deliver this letter agreement ("Agreement") to Lender so as to induce Lender to make the Loan. Accordingly, the undersigned, Brookdale Living Communities, Inc. ("Parent"), hereby agrees that Parent shall, together with Borrower and Operator, be jointly and severally personally liable to pay the following (collectively the "Retained Liabilities"):

                  all losses, damages, costs and expenses including reasonable attorneys' fees and expenses incurred by Lender as a result of:

(i) the collection and receipt of proceeds and income from the Property and the other assets and obligations securing the Loan by or for the benefit of Borrower, Operator or Parent following an Event of Default which are not paid to Lender or applied to the Property in the ordinary course of business;

(ii)     fraud;

(iii)    material misrepresentation;

(iv) misapplication or misappropriation of funds which come into the possession of Borrower, Operator or Parent;

(v)      intentional and material waste to the Property;

(vi) the breach of the obligations set forth in the Hazardous Substance Indemnification Agreement from Operator and Parent to Lender of even date herewith, as hereafter amended, if at all;

(vii) the breach of the provisions contained in Paragraph 15 (transfers of the property or beneficial interest in Borrower; assumption) of the Mortgage or Paragraph 15 of the Leasehold Mortgage;

(viii) the breach of the provisions contained in Paragraph 16 (no additional liens) of the Mortgage or the provisions of Paragraph 16 of the Leasehold Mortgage; or

(ix) the breach of the provisions contained in Paragraph 17 (single asset entity) of the Mortgage or the provisions of Paragraph 17 of the Leasehold Mortgage; and

(b)      any claim for any commissions on brokerage fees relating to the Loan.

                  The foregoing shall in no way limit or impair the enforcement against the Property or any other security granted by the Loan Documents or the Guaranty Documents as defined in the Leasehold Mortgage of any of the Lender's rights and remedies pursuant to the Loan Documents or the Guaranty Documents as defined in the Leasehold Mortgage.

                  Parent agrees that the liability of Parent shall be direct and immediate as a primary and not a secondary obligation or liability, and is not conditional or contingent upon the pursuit of any remedies against Borrower, Operator or any other person, or against any collateral or liens held by Lender. Parent waives any rights which it may have to require that (a) Lender first proceed against Borrower, Operator or any other person or entity with respect to the Retained Liabilities or (b) Lender first proceed against any collateral held by Lender or (c) any party to be joined in any proceeding to enforce the Retained Liabilities.

                  Parent hereby subordinates to Lender and agrees not to take any action, until the Guaranty is cancelled by Lender, with respect to any rights to enforce any remedy which Lender may have against Borrower or Operator, any rights to participate in any security for the Loan and any rights of indemnity, reimbursement, contribution or subrogation which Parent may have against Borrower or Operator with respect to the Retained Liabilities.

                  Parent consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from any other person or entity and either with or without consideration do any one or more of the following, all without affecting the agreements contained herein or the liability of any person or entity for the Retained Liabilities: (a) surrender without substitution any property or other collateral of any kind or nature whatsoever held by Lender, or by any person, firm or corporation on Lender's behalf or for Lender's account, securing the Loan or the Guaranteed Obligations or the Retained Liabilities; (b) modify the terms of any document evidencing, securing or setting forth the terms of the Loan; (c) grant releases, compromises and indulgences with respect to the Loan or the Retained Liabilities to Borrower, Operator or Parent; or (d) take or fail to take any action of any type whatsoever with respect to the Loan or the Retained Liabilities.

                  Parent hereby waives and agrees not to assert or take advantage of any defense based upon:

                  The incapacity, lack of authority or disability of Borrower, Operator or any other person or entity;

(b) The failure of Lender to commence an action against Borrower or Operator to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy whatsoever at any time;

(c) Any duty on the part of Lender to disclose to Parent any facts Lender may now or hereafter know regarding Borrower or Operator regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Parent intends to assume or has reason to believe that such facts are unknown to Parent, Parent acknowledging that it is fully responsible for being and keeping informed of the financial condition and affairs of Borrower and Operator;

(d) Except as specifically required by the Mortgage, the Guaranty or the Leasehold Mortgage, lack of notice of default, demand of performance or notice of acceleration to Borrower, Operator or any other party with respect to the Loan or the Retained Liabilities;

(e)      The consideration for this Agreement;

(f) Any acts or omissions of Lender which vary, increase or decrease the risk on Parent;

(g) Any statute of limitations affecting the liability of Parent hereunder, the liability of Borrower, Operator or any guarantor, if any, under the Loan Documents, or the enforcement hereof, to the extent permitted by law;

(h) The application by Borrower or Operator of the proceeds of the Loan for purposes other than the purposes represented by Borrower or Operator to Lender or intended or understood by Lender or Parent;

(i) An election of remedies by Lender, including any election to proceed against any collateral by judicial or nonjudicial foreclosure, whether real property or personal property, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, and whether or not any such election of remedies destroys or otherwise impairs the subrogation rights of Parent or the rights of Parent to proceed against Borrower, Operator or any guarantor for reimbursement, or both;

(j) Any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal;

(k) Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b) (2) of the Federal Bankruptcy Code or any successor statute; and

(l) Any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code.

                  Parent covenants and agrees to provide to Lender a copy of its financial statements prepared in accordance with generally accepted accounting principles, certified by Parent to be a true and complete copy of such financial statements and in form reasonably satisfactory to Lender, within sixty (60) days of the end of each calendar year.

                  EACH OF PARENT AND LENDER BY ITS ACCEPTANCE OF THIS AGREEMENT, HEREBY WAIVES ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY PARENT AND BY LENDER, AND EACH OF PARENT AND LENDER ACKNOWLEDGE THAT NEITHER OF THEM NOR ANY PERSON ACTING ON BEHALF OF EITHER OF THEM HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF PARENT AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF PARENT AND LENDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF PARENT AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

                  Parent further agrees that the provisions of this Agreement shall bind each of Parent's successors and assigns, as the case may be.

                  Notwithstanding the provisions hereof to the contrary, by its acceptance hereof, Lender, acknowledges and agrees that no shareholder, officer, director, employee, agent or representative of Parent shall be personally liable to Lender for any amount due under this Agreement except for (i) distributions of rent or other proceeds of the Property, including insurance or condemnation proceeds actually received (and only to the extent received) by such person, after an Event of Default (as defined in the Leasehold Mortgage) occurs or otherwise in violation of the Loan Documents or the Guaranty Documents (as defined in the Mortgage) and (ii) Lender's costs of collection of such amount, including reasonable attorneys' fees and costs.

                          [Signature on following page]

                  Parent acknowledges that such Parent's execution and delivery of this Agreement to Lender is a material inducement to Lender's making of the Loan to Borrower.


BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation


By____________________________________________________________
Name:_________________________________________________________
Title_________________________________________________________


Accepted this ____ day of
__________, 1998

Heller Financial, Inc.

By:_________________________
Name:_______________________
Title:________________________